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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                           Date of Report: May 9, 2003



                       Commission file Number 333-49429-01

                        PRESTOLITE ELECTRIC HOLDING, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                                                              94-3142033
--------------------------------------------------------------------------------
(State or other jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                            Identification Number)

             2311 Green Rd., Ste B, Ann Arbor, Michigan      48105
             -----------------------------------------------------
             (Address of principal executive offices)   (Zip Code)

                                 (734) 913-6600
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
  (Former name, address, and former fiscal year, if changed since last report)


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Item 9. Regulation FD Disclosure.

On May 8, 2003 8:30 a.m. eastern standard time Prestolite Electric's press release announcing the selection of CIBC World Markets Corp. to assist in the potential sale of the company was posted. This press release was simultaneously released to a select group of parties on the company's contact list for such releases. The press release was also issued directly to the worldwide employees of Prestolite Electric and will be posted to our website at http://www.prestolite.com/pgs_news/pr_03_CIBC.html.


(c)      Exhibits.

         9.1 Press Release of May 8, 2003 announcing the selection of CIBC World Markets Corp. to assist in the potential sale of the company.










                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





Date:  May 9, 2003                     By:  /s/ Kenneth C. Cornelius
                                           -------------------------

                                             Kenneth C. Cornelius
                                             Executive Vice President and
                                             Chief Financial Officer

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                                 EXHIBIT INDEX

EXHIBIT NO.             DESCRIPTION

EX-9.1 Press Release of May 8, 2003 announcing the selection of CIBC World Markets Corp. to assist in the potential sale of the company.